UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 2, 2023 (October 27, 2023)

LEIDOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware			001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street,	Reston,	Virginia		20190
(Address of principal executive office)				(Zip Code)

 (571) 526-6000
(Registrants' telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2023, the Board of Directors of Leidos Holdings, Inc. ("Company") appointed Gerard A. Fasano as Executive Vice President, Chief Growth Officer, effective January 1, 2024 ("Effective Date"). Mr. Fasano, age 58, has served as President for the Company's Defense Group since October 2018 and will continue in that role until the Effective Date. Mr. Fasano has previously served as the Company's Chief of Business Development and Strategy Officer, and led the separation from the Lockheed Martin Corporation and the integration of the Information Systems & Global Solutions Business into Leidos. Prior to joining the Company, Mr. Fasano served the Lockheed Martin Corporation for over 30 years.

On October 27, 2023, the Board of Directors of the Company appointed Carly E. Kimball as Executive Vice President, Chief Performance Officer, effective at the Effective Date. Ms. Kimball, age 48, has served as Senior Vice President, and the Company's Chief Accounting Officer and Corporate Controller since July 2021 and will continue in that role until the Effective Date. Previously, she served as the Company’s Assistant Corporate Controller. Ms. Kimball brings over 20 years of experience leading large teams and has extensive proficiency in accounting, auditing, financial reporting, acquisitions and integrations, as well as business operations. Prior to joining the Company, she served as Chief Financial Officer of CACI Products Company Inc. and senior manager in Ernst & Young’s Aerospace and Defense audit practice.

Item 7.01.	Regulation FD Disclosure.

On November 2, 2023, the Company issued a press release regarding changes to its corporate structure and executive leadership team, effective January 1, 2024. A copy of the Company's press release is attached to this report as Exhibit 99.1.

The information contained in Item 7.01 of this report and Exhibit 99.1 shall not be deemed to be ”filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (”Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Press Release dated November 2, 2023, issued by Leidos Holdings, Inc.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.

Date:	November 2, 2023	By:	/s/ Jerald S. Howe, Jr.
Jerald S. Howe, Jr.
		Its:	General Counsel and Corporate Secretary